UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24135

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599 FUND LLC

(Exact name of registrant as specified in charter)

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599 Lexington Avenue, 37th Floor
New York, NY 10022

(Address of principal executive offices) (Zip code)

Corporation Service Company,
251 Little Falls Drive,
Wilmington, Delaware 19808

(Name and address of agent for service)

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Registrant’s telephone number, including area code: (833) 709-4984

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1.       Reports to Stockholders.

(a)     The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

599 Fund LLC

https://www.aksia.com

Annual Report

March 31, 2026

i

599 Fund LLC

Consolidated Schedule of Investments
As of March 31, 2026

SENIOR SECURED LOANS(a)(j) – 60.1%	Loan Type	Industry	Principal/ Total Commitment Amount	Fair Value
118 Tenth Avenue, 8/17/2027 (TSFR1M + 662bps)(b)(c)(k)	Term Loan	Real Estate	$4,000,000	$4,000,000
65 Franklin, 9/9/2028 (TSFR1M + 698bps)(b)(c)(k)	Term Loan	Real Estate	3,000,000	2,976,000
72nd Street Assemblage, 12/1/2027 (TSFR1M + 768bps)(b)(c)(k)	Term Loan	Real Estate	3,000,000	3,016,500
97 West Realty LLC, 11/14/2028 (TSFR1M + 601bps)(b)(c)(k)	Term Loan	Real Estate	4,150,000	4,164,525
ACP Avenu Midco, LLC, 1.00%, 10/2/2029(c)(d)	Delayed Draw	Information Technology	825,099	137
ACP Avenu Midco, LLC, 10/2/2029 (TSFR3M + 500bps)(b)(c)	Term Loan	Information Technology	2,174,901	2,191,212
AI AGG SPV VII LLC, 12/31/2030 (TSFR1M + 925bps)(b)(c)(k)(l)	Delayed Draw	Financials	3,500,000	2,532,619
Blazing Star Parent, LLC, 8/28/2030 (TSFR3M + 700bps)(b)(c)	Term Loan	Consumer Staples	4,000,000	3,960,000
Blue Raven Solutions, LLC, 1/16/2032 (TSFR3M + 600bps)(b)(c)(l)	Revolving Credit	Industrials	300,000	138,782
Blue Raven Solutions, LLC, 1/16/2032 (TSFR1M + 600bps)(b)(c)	Term Loan	Industrials	2,700,000	2,646,000
DrinkPAK, 1/8/2031 (TSFR1M + 550bps)(b)(c)(l)	Delayed Draw	Consumer Staples	3,000,000	2,205,000
Envision Management Holding, Inc., 12/31/2030 (TSFR1M + 550bps)(b)(c)(l)	Delayed Draw	Health Care	508,720	384,036
Envision Management Holding, Inc., 12/31/2030 (TSFR1M + 550bps)(b)(c)	Term Loan	Health Care	2,484,066	2,433,288
GC Waves Holdings, Inc., 10/4/2030 (TSFR1M + 450 bps)	Term Loan	Financials	605,365	605,365
GC Waves Holdings, Inc., 10/4/2030 (TSFR1M + 450bps)(b)(c)(l)	Delayed Draw	Financials	1,370,397	438,764
GC Waves Holdings, Inc., 10/4/2030 (TSFR1M + 450bps)(b)(c)	Delayed Draw	Financials	1,016,711	1,016,711
IEQ Capital, LLC, 12/22/2028 (TSFR6M + 450bps)(b)(c)	Term Loan	Financials	2,132,690	2,124,727
IEQ Capital, LLC, 12/22/2028 (TSFR6M + 450bps)(b)(c)	Delayed Draw	Financials	851,779	848,900
Maverick Power, LLC, 5/5/2031 (TSFR3M + 500bps)(b)(c)	Term Loan	Industrials	2,992,500	2,927,490
National Resilience Holdco, Inc., 0.50%, 11/21/2030(c)(d)	Delayed Draw	Health Care	1,089,663	(75,880)
National Resilience, LLC, 11/21/2030 (TSFR3M + 825bps)(b)(c)(l)	Specified Delayed Draw	Health Care	726,442	88,723
National Resilience, LLC, 11/21/2030 (TSFR3M + 825bps)(b)(c)	Term Loan	Health Care	1,906,910	1,840,558
OSR OPCO, LLC, 3/15/2029 (TSFR3M + 550 bps)(b)(c)(l)	Revolving Credit	Industrials	750,000	364,875
OSR OPCO, LLC, 3/15/2029 (TSFR1M + 550bps)(b)(c)	Term Loan	Industrials	2,244,375	2,219,970
Quirch Foods, LLC, 1.00%, 11/12/2030(c)(d)	Delayed Draw	Consumer Staples	281,250	(2,813)
Quirch Foods, LLC, 11/12/2030 (TSFR3M + 650bps)(b)(c)	Term Loan	Consumer Staples	2,718,750	2,691,563
Resi Kitchen, 5/20/2026 (TSFR3M + 550bps)(b)(c)(l)	Revolving Credit	Consumer Discretionary	216,868	13,147
Resi Kitchen, 2/2/2031 (TSFR3M + 550bps)(b)(c)	Term Loan	Consumer Discretionary	2,783,133	2,727,470

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC

Consolidated Schedule of Investments — (Continued)
As of March 31, 2026

SENIOR SECURED LOANS(a)(j) – 60.1%	Loan Type	Industry	Principal/ Total Commitment Amount	Fair Value
RPX Corp., 8/2/2030 (TSFR1M + 550bps)(b)(c)	Term Loan	Industrials	$2,992,405	$2,992,405
SolomonEdwards Group, LLC, 2/4/2032 (TSFR3M + 500bps)(b)(c)(l)	Revolving Credit	Industrials	274,286	115,937
SolomonEdwards Group, LLC, 2/4/2032 (TSFR3M + 500bps)(b)(c)	Term Loan	Industrials	2,725,714	2,705,271
Talent Worldwide Inc., 1/16/2031 (TSFR1M + 550bps)(b)(c)(l)	Revolving Credit	Industrials	200,000	95,561
Talent Worldwide Inc., 1/16/2031 (TSFR1M + 550bps)(b)(c)	Term Loan	Industrials	2,793,000	2,751,105
TOTAL SENIOR SECURED LOANS (COST $57,253,209)				57,137,948
PREFERRED PRIVATE EQUITIES(a) – 2.1%		Industry	Shares	Fair Value
Claroty Ltd.(c)(f)(g)(j)		Information Technology	23,369	2,000,000
TOTAL PREFERRED PRIVATE EQUITIES (COST $2,000,000)				2,000,000

PRIVATE INVESTMENT FUNDS(a) – 25.0%
ACRE Credit Fund II HS Holdco, LLC(e)(f)(h)		Real Estate	N/A	6,183,572
Birch Holdings, LP(e)(f)		Financials	N/A	1,344,417
Lyric-Pineapple Feeder, LP(e)(f)(g)(h)(j)		Communication Services	N/A	3,585,562
Pimlico Partners, L.P.(e)(f)(g)(h)(j)		Financials	N/A	3,070,869
Secfi Matterhorn Fund I, LP(e)(f)(g)		Financials	N/A	6,463,779
Springcoast Partners I-A, L.P.(e)(f)(g)(j)		Financials	N/A	3,084,174
TOTAL PRIVATE INVESTMENT FUNDS (COST $21,717,334)				23,732,373

MONEY MARKET FUNDS – 12.4%
Dreyfus Government Cash Management, Class I, 3.55%(i)		Financials	11,774,939	11,774,939
TOTAL MONEY MARKET FUNDS (COST $11,774,939)				11,774,939
Total Investments – 99.6% (Cost $92,745,482)				94,645,260
Other Assets in Excess of Liabilities – 0.4%				345,363
NET ASSETS – 100.0%				$94,990,623

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All investments are based in the U.S.

At March 31, 2026, 599 Fund LLC did not hold any underlying positions on a look-through basis representing greater than 5% of its net assets.

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC

Consolidated Schedule of Investments — (Continued)
As of March 31, 2026

(a)      Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. The acquisition dates and cost of these restricted securities are as follows:

	Acquisition Date	Cost
118 Tenth Avenue, 8/17/2027 (TSFR1M + 662bps)	2/18/2026	$4,000,000
65 Franklin, 9/9/2028 (TSFR1M + 698bps)	12/18/2025	3,000,000
72nd Street Assemblage, 12/1/2027 (TSFR1M + 768bps)	12/18/2025	3,000,000
97 West Realty LLC, 11/14/2028 (TSFR1M + 601bps)	12/10/2025	4,150,000
ACP Avenu Midco, LLC, 1.00%, 10/2/2029	3/2/2026	(6,051)
ACP Avenu Midco, LLC, 10/2/2029 (TSFR3M + 500bps)	3/2/2026	2,190,884
AI AGG SPV VII LLC, 12/31/2030 (TSFR1M + 925bps)	3/16/2026	2,536,091
Blazing Star Parent, LLC, 8/28/2030 (TSFR3M + 700bps)	3/4/2026	3,960,474
Blue Raven Solutions, LLC, 1/16/2032 (TSFR3M + 600bps)	1/16/2026	144,197
Blue Raven Solutions, LLC, 1/16/2032 (TSFR1M + 600bps)	1/16/2026	2,647,388
DrinkPAK, 1/8/2031 (TSFR1M + 550bps)	3/11/2026	2,210,785
Envision Management Holding, Inc., 12/31/2030 (TSFR1M + 550bps)	12/30/2025	387,930
Envision Management Holding, Inc., 12/31/2030 (TSFR1M + 550bps)	12/30/2025	2,448,297
GC Waves Holdings, Inc., 10/4/2030 (TSFR1M + 450bps)	3/3/2026	605,365
GC Waves Holdings, Inc., 10/4/2030 (TSFR1M + 450bps)	3/3/2026	438,764
GC Waves Holdings, Inc., 10/4/2030 (TSFR1M + 450bps)	3/3/2026	1,016,710
IEQ Capital, LLC, 12/22/2028 (TSFR6M + 450bps)	12/16/2025	2,132,690
IEQ Capital, LLC, 12/22/2028 (TSFR6M + 450bps)	12/16/2025	851,779
Maverick Power, LLC, 5/5/2031 (TSFR3M + 500bps)	12/19/2025	2,942,307
National Resilience Holdco, Inc., 0.50%, 11/21/2030	12/8/2025	(40,864)
National Resilience, LLC, 11/21/2030 (TSFR3M + 825bps)	12/8/2025	83,449
National Resilience, LLC, 11/21/2030 (TSFR3M + 825bps)	12/8/2025	1,834,162
OSR OPCO, LLC, 3/15/2029 (TSFR3M + 550 bps)	12/18/2025	371,345
OSR OPCO, LLC, 3/15/2029 (TSFR1M + 550bps)	12/18/2025	2,228,837
Quirch Foods, LLC, 1.00%, 11/12/2030	2/6/2026	—
Quirch Foods, LLC, 11/12/2030 (TSFR3M + 650bps)	2/6/2026	2,705,163
Resi Kitchen, 5/20/2026 (TSFR3M + 550bps)	2/2/2026	17,485
Resi Kitchen, 2/2/2031 (TSFR3M + 550bps)	2/2/2026	2,728,894
RPX Corp., 8/2/2030 (TSFR1M + 550bps)	3/2/2026	2,992,405
SolomonEdwards Group, LLC, 2/4/2032 (TSFR3M + 500bps)	2/4/2026	117,994
SolomonEdwards Group, LLC, 2/4/2032 (TSFR3M + 500bps)	2/4/2026	2,705,677
Talent Worldwide Inc., 1/16/2031 (TSFR1M + 550bps)	1/16/2026	98,561
Talent Worldwide Inc., 1/16/2031 (TSFR1M + 550bps)	1/16/2026	2,752,491
Claroty Ltd.	1/21/2026	2,000,000
ACRE Credit Fund II HS Holdco, LLC	12/16/2025	6,000,000
Birch Holdings, LP	1/15/2026	1,050,925
Lyric-Pineapple Feeder, LP	12/29/2025	3,084,124
Pimlico Partners, L.P.	12/16/2025	3,060,000
Secfi Matterhorn Fund I, LP	1/30/2026	5,920,221
Springcoast Partners I-A, L.P	2/5/2026	2,602,064

(b)      Variable rate security. Interest rate resets periodically. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)      The level 3 securities’ values were determined using significant unobservable inputs.

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC

Consolidated Schedule of Investments — (Continued)
As of March 31, 2026

(d)      Represents an unfunded loan commitment. The rate shown is the original issue discount paid on acquisition of the loan. See Note 10 for additional information.

(e)      Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such investments as of March 31, 2026, amounted to $23,732,373, which represents approximately 25.0% of the net assets of the Fund.

(f)       Private investment fund does not issue shares.

(g)      Non-income producing security.

(h)      Affiliated security.

(i)      Rate disclosed is the seven day effective yield as of March 31, 2026.

(j)      All or a portion of this security is held by 599 Fund Investment Sub LLC as of March 31, 2026.

(k)      This investment was made through a participation. Please see Note 8 for a description of loan participations.

(l)      A portion of this holding is subject to unfunded loan commitments. The stated reference rate and spread reflects the funded portion. See Note 10 for additional information.

bps	—	Basis points
SOFR	—	Secured Overnight Financing Rate
TSFR1M	—	1 Month Term SOFR as of March 31, 2026 was 3.67%
TSFR3M	—	3 Month Term SOFR as of March 31, 2026 was 3.70%
TSFR6M	—	6 Month Term SOFR as of March 31, 2026 was 3.74%

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC

Consolidated Schedule of Investments — (Continued)
As of March 31, 2026

Industry Composition as of March 31, 2026:

Composition	Percentage of Net Assets
Communication Services	3.8%
Consumer Discretionary	2.9%
Consumer Staples	9.3%
Financials	35.0%
Health Care	4.9%
Industrials	17.9%
Information Technology	4.4%
Real Estate	21.4%
Other Assets in Excess of Liabilities	0.4%
100%

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC
Consolidated Statement of Assets and Liabilities
As of March 31, 2026

Assets:
Affiliated investments, at fair value (cost $12,144,124)	$12,840,003
Unaffiliated investments, at fair value (cost $68,826,419)	70,030,318
Money market funds, at fair value (cost $11,774,939)	11,774,939
Cash	151,065
Dividends and interest receivable	469,836
Deferred offering costs	78,229
Total assets	95,344,390

Liabilities:
Payable for fund administration fees	67,167
Payable for transfer agent fees	9,337
Payable for compliance fees	20,694
Payable for professional fees	90,820
Payable for trustee fees	37,215
Payable to Adviser	76,040
Other accrued expenses	52,494
Total liabilities	353,767
Commitments and contingencies (Note 5)
Net Assets	$94,990,623

Net Assets consist of:
Paid-in capital	$93,008,912
Total accumulated earnings (deficit)	1,981,711
Net Assets	$94,990,623

Net assets applicable to units outstanding	$94,990,623
Units outstanding (unlimited number of authorized units)	3,703,760
Net asset value per unit	$25.65

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC
Consolidated Statement of Operations
For the period ended March 31, 2026(a)

Investment Income:
Affiliated dividend income	$20,269
Unaffiliated dividend income	382,241
Unaffiliated interest income	1,097,221
Total Investment Income	1,499,731

Expenses:
Management fees	143,162
Interest on subsequent close of private investment funds	391,746
Fund administration fees	67,167
Transfer agent fees	9,337
Compliance fees	20,694
Professional fees	176,640
Trustee fees	37,215
Offering fees	43,879
Organizational fees	399,803
Other expenses	19,243
Total Expenses	1,308,886
Net investment income (loss)	190,845

Realized and Unrealized Gains (Losses) on Investments:
Change in net unrealized appreciation/depreciation on affiliated investments	695,879
Change in net unrealized appreciation/depreciation on unaffiliated investments	1,203,899
Net realized and unrealized gains (losses) on investments	1,899,778
Change in net assets resulting from operations	$2,090,623

____________

(a)      For the period December 1, 2025 (commencement of operations) to March 31, 2026.

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC
Consolidated Statement of Changes in Net Assets

For the period ended March 31, 2026(a)
Increase/(Decrease) In Net Assets Resulting From Operations:
Net investment income (loss)	$190,845
Change in net unrealized appreciation/depreciation on investments	1,899,778
Change in net assets resulting from operations	2,090,623

Distributions To Unitholders:
Total distributions	(152,791)
Change in net assets resulting from distributions	(152,791)

Unitholders’ Transactions:
Proceeds from units sold	92,900,000
Reinvestment of distributions	152,791
Change in net assets resulting from capital transactions	93,052,791
Change in net assets	94,990,623

Net Assets:
Beginning of period	—
End of period	$94,990,623

Unit Transactions:
Units issued	3,697,853
Reinvestment of distributions	5,907
Change in units	3,703,760

____________

(a)      For the period December 1, 2025 (commencement of operations) to March 31, 2026.

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC
Consolidated Statement of Cash Flows
For the period ended March 31, 2026(a)

Cash flows resulting from operating activities:
Change in net assets resulting from operations	$2,090,623
Less: Change in unrealized appreciation/depreciation on investments	(1,899,778)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from (purchase of) investments/drawdowns	(81,178,849)
Proceeds from (purchase of) short-term investments	(11,774,939)
Acquisitions from (sales of) investments/paydowns	225,562
Amortization (accretion) of premiums and discounts, net	(17,256)
Increase in dividends and interest receivable	(469,836)
Increase in deferred offering costs	(78,229)
Increase in payable for fund administration fees	67,167
Increase in payable for professional fees	90,820
Increase in payable for transfer agent fees	9,337
Increase in payable for compliance fees	20,694
Increase in payable for trustee fees	37,215
Increase in payable to Adviser	76,040
Increase in other accrued expenses	52,494
Net cash used in operating activities	$(92,748,935)

Cash flows from financing activities:
Proceeds from units sold	92,900,000
Net cash provided by (used in) financing activities	92,900,000

Net change in cash	151,065
Cash, beginning of period	—
Cash, end of period	$151,065

Cash paid for interest on subsequent close during the period	$391,746
Non-cash financing activities not included herein consist of:
Reinvestment of distributions	$152,791

____________

(a)      For the period December 1, 2025 (commencement of operations) to March 31, 2026.

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC
Consolidated Schedule of Financial Highlights
For the periods indicated

	For the period ended March 31, 2026(a)
Selected data for a unit outstanding throughout the period indicated.
Net asset value, beginning of period	$25.00

Investment activities:
Net investment income (loss)	0.05
Net realized and unrealized gains (losses) on investments	0.64
Total from investment activities	0.69

Distributions paid from:
Net investment income	(0.04)
Net asset value, end of period	$25.65

Total return(b)	2.77	%(c)

Net assets, end of period (in 000s)	$94,991

Ratios and Supplemental Data:
Ratio of expenses to average net assets(d)	4.57	%(e)
Ratio of net investment income (loss) to average net assets(d)	0.67	%(e)
Portfolio turnover rate	0.38	%(c)

____________

(a)      For the period December 1, 2025 (commencement of operations) to March 31, 2026.

(b)      Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)      Not annualized.

(d)      Does not include the Fund’s share of expenses of underlying investment companies in which the Fund invests.

(e)      Annualized.

See accompanying notes which are an integral part of these consolidated financial statements.

599 Fund LLC
Consolidated Notes to Financial Statements

March 31, 2026

(1) ORGANIZATION

The 599 Fund LLC (the “Fund”) is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Delaware limited liability company on January 14, 2025, and issues common units of limited liability company interest (“Units”) solely in private placement transactions. The Fund’s investment objective is to generate current income and long-term capital appreciation. The Fund is classified as non-diversified under the 1940 Act, and commenced operations on December 1, 2025. These Consolidated Notes to Financial Statements reflect information for the period December 1, 2025, through March 31, 2026.

Consolidation of a Subsidiary

The consolidated financial statements of the Fund include 599 Fund Investment Sub LLC (the “Subsidiary”) a limited liability company and wholly owned subsidiary of the Fund. All intercompany accounts and transactions have been eliminated.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services — Investment Companies”.

Segment Reporting

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio managers and Chief Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Cash

Cash represents cash deposits held at financial institutions and is subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of one year or less. The fair value of cash and cash equivalents approximates the carrying value.

Determination of Net Asset Value

The Fund’s Net Asset Value (“NAV”) per Unit will be determined monthly by Aksia LLC (the “Adviser”) as of the last day of each calendar month or at such other times as the Board of Trustees (the “Board”) may determine.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(2) SIGNIFICANT ACCOUNTING POLICIES (cont.)

Investment Transactions and Related Income

Investment transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Distributions received or receivable from underlying investments can be classified as a return of capital or realized gains as noted in the distribution notice from the underlying investment manager. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Distributions to Unitholders

The Fund intends to declare and distribute net investment income at least monthly, if any. Net realized capital gains, if any, will be distributed at least annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Permanent book and tax differences, resulted in reclassifications for the Fund for the period ended March 31, 2026, as follows:

Paid-In Capital	Total Accumulated Earnings (Deficit)
$(43,879)	$43,879

Federal Income Taxes

The Fund intends to continue to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its unitholders. The Fund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a March 31st tax year end.

As of and during the period ended March 31, 2026, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(3) INVESTMENT VALUATION SUMMARY

The Fund values its investments at fair value using securities valuation procedures adopted by the Board governing the valuation of securities and other investment assets of the Fund (collectively, “Portfolio Instruments”). The Board may designate an investment adviser, as the valuation designee (the “Adviser” or “Valuation Designee”) pursuant to Rule 2a-5(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) to perform the fair value determination relating to any and all Portfolio Instruments, subject to the conditions and oversight requirements described in these procedures. This designation will be subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Fund’s fair value determinations.

Portfolio Instruments with respect to which market quotations are readily available shall be valued at current market value, and other securities and assets shall be valued at fair value as determined in good faith by the Board, pursuant to Section 2(a)(41) of the 1940 Act and Rules 2a-4 and 2a-5 under the 1940 Act. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. The term “unadjusted” refers to adjustments in market prices made by the fund or valuation designee, not adjustments made by the exchange on which the security is listed. The Portfolio Instruments for which market quotations are readily available are to be valued at current market value based on such market quotations as of the determination date.

As provided in the prospectus, the Fund’s NAV per Unit will be determined monthly by the Adviser as of the last day of each calendar month or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Unit is determined by dividing the value of total assets minus liabilities by the total number of Units outstanding. These procedures, including the designation of certain responsibilities by the Board of Trustees of the Fund and the requirements for determining fair value in good faith, are adopted to ensure that the Fund calculates its NAV in a timely and accurate manner.

Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price. The Fund may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds, including money market funds, are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The units of many closed-end investment companies, after their initial public offering, frequently trade at a price per unit, which is different than the net asset value per unit. The difference represents a market premium or market discount of such units. There can be no assurances that the market discount or market premium on units of any closed-end investment company purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

The Fund may invest in private investment funds that are not registered as investment companies (“Private Investment Funds”). The underlying investments of some of the Private Investment Funds are not publicly traded, and the Private Investment Funds may consider information provided by the institutional asset manager of each respective portfolio instrument to determine the estimated value of the Private Investment Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Private Investment Fund’s investment in portfolio instruments, the Private Investment Fund considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Private Investment Fund’s ability to value accurately the Private Investment Fund’s units. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(3) INVESTMENT VALUATION SUMMARY (cont.)

Subsequent closings for closed-end private investment funds afford such funds the option to launch the fund as soon as they have secured enough soft commitments and allow the general partner to increase the speed of the fund to take advantage of investments in the market. Rebalancing or equalization occurs each time capital is called after each subsequent closing has occurred and is the process of truing-up all investors as if they had joined the fund during the initial closing. For the period ended March 31, 2026, the Fund experienced equalization and resulted in the interest expense of $391,746, as noted in the Consolidated Statement of Operations and Consolidated Statement of Cash Flows as Interest on subsequent close of private investment funds.

If market or dealer quotations are not readily available or deemed unreliable, the Adviser will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as valuation designee, subject to the Board’s oversight. The Adviser has established a valuation committee (“Valuation Committee”) to help oversee the implementation of procedures for fair value determinations. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and the Valuation Committee will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1	—	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2	—

Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level that is significant to the fair value measurement in its entirety.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(3) INVESTMENT VALUATION SUMMARY (cont.)

ASC 820 permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per unit, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

In most cases, the Fund’s investments in Private Investment Funds measured at net asset value without adjustment, as a practical expedient, are not categorized in the fair value hierarchy. If the Fund does not use the net asset value without adjustment, in determining the level, the Fund considers the length of time until the investment is redeemable, including notice and lock-up years or any other restriction on the disposition of the investment. Investments which are not valued using the practical expedient are included in Level 3 in the fair value hierarchy.

The valuations of investments in Private Investment Funds are supported by information received from the investee funds such as monthly and/or quarterly net asset values, investor reports, and audited financial statements, when available. If it is probable that the Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, or when the Fund believes alternative valuation techniques are more appropriate, the Valuation Committee may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2026, for the Fund’s assets and liabilities measured at fair value.

	Valuation Inputs			Total
	Level 1	Level 2	Level 3
Senior Secured Loans	$—	$—	$57,137,948	$57,137,948
Preferred Private Equities	—	—	2,000,000	2,000,000
Money Market Funds	11,774,939	—	—	11,774,939
Total	$11,774,939	$—	$59,137,948	$70,912,887
Investments valued using NAV as a practical expedient				23,732,373
Total Investments				$94,645,260

In determining fair values as of March 31, 2026, the Adviser has, as a practical expedient, estimated fair value of certain Private Investment Funds using the NAV (or its equivalent) provided by the investment manager of each Private Investment Fund as of that date. Each investment for which fair value is measured using the Private Investment Fund’s NAV as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Private Investment funds with a fair value of $23,732,373 for the Fund, have not been categorized.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(3) INVESTMENT VALUATION SUMMARY (cont.)

The following is a reconciliation of assets in which Level 3 inputs were used in determining fair value:

Level 3
Balance as of December 1, 2025	$—
Purchases/drawdowns of investments	59,461,515
Sales/paydowns of investments	(225,562)
Amortization/Accretion	17,256
Transfer in to Level 3	—
Transfers out of Level 3	—
Net realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(115,261)
Balance as of March 31, 2026	$59,137,948

The total change in unrealized appreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at March 31, 2026 was $(115,261).

The table below provides additional information about the Level 3 fair value measurements as of March 31, 2026:

Asset Category	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact from an increase in input
Senior Secured Loans	$23,313,712	Discounted cash flow	Discount Rate	9.13% to 15.73%	10.64%	Decrease
	33,824,236	Recent Transaction	Transaction Price	98.00 to 100.75	99.24	Increase

Preferred Private Equities	2,000,000	Recent Transaction	Transaction Price	85.58 to 85.58	85.58	Increase
	$59,137,948

(4) INVESTMENT FUND OBJECTIVE AND TERMS

The investment objectives, management fee, incentive allocation and redemption terms for each Private Investment Fund in which the Fund held an interest during the period ended March 31, 2026, were as follows:

Private Investment Fund	Investment Category	Redemption Terms
ACRE Credit Fund II HS Holdco, LLC	Real Estate(a)	N/A*
Birch Holdings, LP	Specialty Finance(b)	N/A*
Lyric-Pineapple Feeder, LP	Specialty Finance(b)	N/A*
Pimlico Partners, L.P.	Specialty Finance(b)	N/A*
Secfi Matterhorn Fund I, LP	Specialty Finance(b)	N/A*
Springcoast Partners I-A, L.P.	Specialty Finance(b)	N/A*

____________

(a)     Funds may invest in privately originated senior secured and subordinated and/or hybrid loans collateralized by real estate. Real estate loans can include transitional loans, core loans, bridge loans, non-qualified mortgage loans, single family rental loans, residential non-performing loans, and mortgage servicing rights. The Fund may invest in construction, value-add or turnaround loans where performance is predicated on any of construction completion, property improvement, or future increases in occupancy, among other developments. The Fund may also invest in the equity of companies in the real estate sector or in private funds focused on making investments directly in real estate or other companies in the real estate sector.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(4) INVESTMENT FUND OBJECTIVE AND TERMS (cont.)

(b)      Funds may include investments in the specialty finance sector, including consumer loans, small business lending, royalties and other similar investments.

*        Investment cannot be redeemed. The Fund will receive distributions from the investment as the underlying assets are liquidated. The timing of these distributions is not known as of the financial reporting date.

(5) FEES AND TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

Investment Adviser

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, which is accrued and paid monthly, at an annual rate of 0.50% based on the Fund’s NAV. Fees paid for the period ended March 31, 2026, to the Adviser by the Fund are reflected on the Consolidated Statement of Operations as “Management fees”. Any fees payable for Management fees to the Adviser are reflected on the Consolidated Statement of Assets and Liabilities as “Payable to Adviser”.

As of March 31, 2026, no commitment or contingent management fee liability is expected.

Administrator, Accounting Agent and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). The Fund accrued the Ultimus fees in accordance with the Master Services Agreement for such services. Fees for the period ended March 31, 2026, to Ultimus by the Fund are reflected on the Statement of Operations as “Fund administration fees” and “Transfer agent fees”, respectively.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board. Fees paid for the period ended March 31, 2026, to Ultimus by the Fund are reflected on the Statement of Operations as “Compliance fees”.

Certain officers of the Fund are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

Trustee Fees

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee an annual retainer of $15,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Board receives an additional $3,500 annually. The Chair of each of the Audit Committee and the Nominating and Governance Committee receives an additional $2,500 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. The Trustees do not receive any pension or retirement benefits.

Organizational and Offering Costs

Organization and offering costs shall mean all third-party charges and out-of-pocket costs and expenses incurred by the Fund and the Adviser in connection with the formation of the Fund, the offering of the Fund’s Units, and the admission of investors in the Fund, including, without limitation, travel, legal, accounting, filing, advertising and all other expenses incurred in connection with the offer and sale of the interests in the Fund.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(5) FEES AND TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES (cont.)

The Fund’s offering costs of $122,108 are accounted for as a deferred charge from the commencement of operations, and are thereafter amortized to expense over twelve months on a straight-line basis. The Fund’s organizational costs of $399,803 consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expenses organizational costs as incurred.

(6) INVESTMENT TRANSACTIONS

For the period ended March 31, 2026, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $81,269,463 and $225,562, respectively.

(7) AFFILIATED INVESTMENTS

An affiliated issuer is an entity in which a Fund has ownership of at least 5% of the voting securities. Affiliated investments at period end are noted in the Fund’s Consolidated Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2026:

	Fair Value 12/1/2025	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Change in Unrealized Appreciation/ Depreciation	Fair Value 3/31/2026	Dividend Income
ACRE Credit Fund II HS Holdco, LLC	$—	$6,000,000	$—	$—	$183,572	$6,183,572	$20,269
Lyric-Pineapple Feeder, LP	—	3,084,124	—	—	501,438	3,585,562	—
Pimlico Partners, L.P.	—	3,060,000	—	—	10,869	3,070,869	—

(8) INVESTMENT RISKS

This section discusses certain common principal risks encountered by the Fund. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that realization of one risk is likely to have a greater adverse impact than another risk.

General Risks

General Economic Conditions and Recent Events

Difficult global credit market conditions have adversely affected the market values of equity, fixed-income, hard assets, and other securities and these circumstances may continue or even deteriorate further. The short- and longer-term impact of these events is uncertain, but could have a material effect on general economic conditions, consumer and business confidence and market liquidity. Investments made by the Fund are expected to be sensitive to the performance of the overall economy. A negative impact on economic fundamentals and consumer and business confidence would likely increase market volatility and reduce liquidity, both of which could have a material adverse effect on the performance of the Fund and these or similar events may affect the ability of the Fund to execute its strategy. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. The financing available to the Fund from its banks, dealers and other counterparties is typically reduced during market disruptions. Market disruptions caused by unexpected political, military, pandemics and terrorist events may cause dramatic losses for the Fund, and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(8) INVESTMENT RISKS (cont.)

No Operating History

The Fund is a new company with no operating history. Investors must rely on the Adviser to implement the Fund’s investment policies, to evaluate all of the Fund’s investment opportunities and to structure the terms of the Fund’s investments rather than evaluating the Fund’s investments in advance. Because investors are not able to thoroughly evaluate the Fund’s investments in advance of acquiring Units, the offering of Units may entail more risk than other types of offerings. This additional risk may hinder investors’ ability to achieve their own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives. Additionally, the results of any other businesses or companies that have or have had an investment objective which is similar to, or different from, the Fund’s investment objectives are not indicative of the results that the Fund may achieve. The Fund expects to have a different investment portfolio from other businesses or companies. Accordingly, the Fund’s results may differ from and are independent of the results obtained by such businesses or companies. Moreover, past performance is no assurance of future returns.

The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of investors’ investments could decline substantially or that investors’ investments could become worthless. The Adviser anticipates that it could take some time to invest substantially all of the capital expected to be raised due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments. In order to comply with the RIC diversification requirements during the startup period, the Fund may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which may earn yields substantially lower than the interest, dividend or other income that the Fund seeks to receive in respect of suitable portfolio investments. The Fund may not be able to pay any significant distributions during this period, and any such distributions may be substantially lower than the distributions expected to be paid when the Fund’s portfolio is fully invested.

Units Not Listed; No Market for Units

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their equity investments on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Units for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Units in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Competition for Investment Opportunities

The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(8) INVESTMENT RISKS (cont.)

Substantial Repurchases

Substantial requests for the Fund to repurchase Units as a result of tender offers could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Units.

Liquidity and Valuation

The Fund expects to invest in securities which are subject to legal or other restrictions on transfer or for which no liquid market exists. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the counter (“OTC”) markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Because the markets for such securities are still evolving, liquidity in these securities is limited and liquidity with respect to lower-rated securities and unrated subordinated securities may be even more limited. The Fund may be unable to liquidate all or a portion of its position in such securities. In addition, the market prices, if any, for such securities tend to be more volatile and the Fund may not be able to realize what it perceives to be their fair value in the event of a sale. The high yield securities markets have suffered periods of extreme illiquidity for certain types of instruments in the past. For these reasons, among others, calculating the fair market value of the Fund’s holdings may be difficult. If market quotations for the Fund’s investments are not readily available, the Adviser may seek to value the Fund’s investments by testing possible sales prices for such investments with at least one potential investor or, if there are market makers, by obtaining quotations and may sell investments through such pricing mechanism. Should no quotes be available for a particular investment, the Fund will determine the fair market value of such investment in good faith. Illiquid securities are subject to wide spreads. Fair valuation is not exact, and prices can vary significantly from one period to the next.

The Fund’s Investments, Investment Activities and Related Risks

Direct Lending

The Fund expects that it may invest a portion of its assets in directly originated senior secured loans, including unitranche loans, of performing middle market companies (“Senior Secured Loans”). A performing middle market company is one that the Adviser believes is generating sufficient cash flow to meet its ongoing debt service obligations, is in compliance with its material credit agreements, and is not in material financial distress at the time of investment.

The value of such loans is volatile and may fluctuate due to a variety of factors that are inherently difficult to predict and are outside the control of the Adviser, including prevailing credit spreads, general economic conditions, financial market conditions, domestic or international economic or political events, developments or trends in any particular industry, changes in interest rates, or the financial condition of the obligors of the Fund’s assets. In particular, the market for senior secured loans to middle market companies has experienced periods of volatility in the supply and demand for such loans, resulting in volatility in, among other things, spreads, interest rate floors, purchase price discounts, leverage, covenants, structure, and other terms. Because the loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities. In addition, historically the trading volume in the loan market, especially in the middle market, has been small relative to the high-yield debt securities market.

The obligors of the Senior Secured Loans are expected to primarily be privately owned middle market businesses. There is generally no publicly available information about these businesses. Some obligors may not meet net income, cash flow and other coverage tests typically imposed by lenders. Numerous factors may affect an obligor’s ability to repay its related obligations, including the failure to meet its business plan, a downturn in its industry or continuing negative economic conditions. A deterioration in an obligor’s financial condition and prospects may be accompanied by deterioration in the collateral securing the Fund’s assets or the recurring revenue of the obligor. Such deterioration might impair the ability of such obligor to obtain refinancing or force it to seek to have the Fund’s asset restructured.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(8) INVESTMENT RISKS (cont.)

Senior Secured Loans are generally considered speculative in nature and may end up in default for a variety of reasons. A defaulted asset may become subject to either substantial workout negotiations or a restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal, and a substantial change in the terms, conditions and covenants with respect to such defaulted asset. In addition, such negotiations or restructuring may be quite extensive, protracted and costly over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery on such defaulted asset. The liquidity of a defaulted asset will be limited, and to the extent that a defaulted asset is sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon.

There can be no assurance as to the levels of defaults or the amount or timing of recoveries that may be experienced with respect to the Fund’s assets. Any increase in default levels or decrease in recovery rates, or delays in receipt of recoveries, could adversely affect distributions, if any, to the Fund.

There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could negatively affect the value or performance of Senior Secured Loans. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more particular types of assets.

Limited Number of Investments

The Fund could make a limited number of investments. One risk of having a limited number of investments is that the aggregate returns realized by investors may be substantially adversely affected by the unfavorable performance of even a single investment. The Adviser expects to generally use an opportunistic approach to investing, which may result in the Fund’s investments being concentrated in a particular issuer, industry, security, structure or geographic region and its investments will become more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. These risks may be further pronounced in cases where an investment is secured by a relatively small or less diverse pool of underlying assets. Certain geographic regions and/or industries may be more adversely affected by economic pressures when compared to other geographic regions and/or industries.

Following its initial investment in a given portfolio company, the Fund may have the opportunity to increase its investment in such portfolio company. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient funds to make all or any such investments. Any decision by the Fund not to make follow-on investments or its inability to make such investments may have a substantial negative effect on a portfolio company in need of such an investment, may result in a lost opportunity for the Fund to increase its participation in a successful portfolio company, may result in the Fund’s investment in the relevant portfolio company becoming diluted and in circumstances where the follow-on investment is offered at a discount to market value, may result in a loss of value for the Fund.

Loans

Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods, which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(8) INVESTMENT RISKS (cont.)

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

In general, the secondary trading market for loans is not well developed. No active trading market may exist for certain senior secured loans. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell loans quickly or at a fair price. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Secured Debt

Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. Also, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.

In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans, including delayed draw term loans and revolving facilities, upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Lower Credit Quality Loans

There are no restrictions on the credit quality of the loans that may be held in the Fund’s portfolio. Loans arranged or purchased by the Fund may be deemed to have substantial vulnerability to default in payment of interest and/or principal. Certain of the loans which the Fund may acquire have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than higher quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(8) INVESTMENT RISKS (cont.)

Non-Performing Loans

The Fund may invest in non-performing and sub-performing loans that often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks and returns on such investments may not be realized for a considerable period of time.

Unsecured Loans

The Fund may make unsecured loans to borrowers, meaning that such loans will not benefit from any interest in collateral of such borrowers. Liens on such a borrower’s collateral, if any, will secure the borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims generally would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

Lack of Liquidity

The Fund’s investment portfolio will, to a significant extent, consist of investments in private companies. The Fund may take large positions in portfolio companies relative to the trading volume or overall market capitalization of such companies. Such positions may at times prove more difficult to sell in a timely or efficient manner and could thus impair the Fund’s ability to realize portfolio gains fully or at all or limit losses. Moreover, there may be no readily available market for the Fund’s investments. Adverse market conditions may further limit or delay opportunities for liquidity.

Maturity

A significant portion of the Fund’s assets will consist of loans for which most or all of the principal is due at maturity. The ability of the obligor(s) under such loan to make such a large payment upon maturity typically depends upon its ability to refinance the loan prior to maturity. The ability of an obligor to consummate a refinancing will be affected by many factors, including the availability of financing at acceptable rates to such obligor, the financial condition of such obligor, the marketability of the collateral (if any) securing such loan, the operating history of the obligor and related businesses, tax laws and prevailing general economic conditions. Additionally, middle market obligors generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from more traditional sources, such as commercial banks. Consequently, such obligor may not have the ability to repay the loan at maturity and, unless it is able to refinance such loan, it could default in payment at maturity, which could result in losses to the Fund.

Significant numbers of obligors are expected to need to refinance their debt over the next few years, and significant numbers of collateralized loan obligation transactions (historically an important source of funding for loans) have reached or are close to reaching the end of their reinvestment periods or the final maturities of their own debt. As a result, there could be significant pressure on the ability of obligors to refinance their debt over the next few years unless a significant volume of new collateralized loan obligation transactions or other sources of funding develop. If such sources of funding do not develop, significant defaults in the Fund’s assets could occur, and there could be downward pressure on the prices and markets for debt instruments, including assets held by the Fund.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(8) INVESTMENT RISKS (cont.)

Mezzanine Debt

The Fund may invest in mezzanine debt. Investments in mezzanine debt securities of highly leveraged companies involve a high degree of risk. Highly leveraged companies are inherently more sensitive to adverse business or financial developments or economic factors, including declines in company revenues, increases in company expenses, rising interest rates, downturns in the economy, increasing competition, and deteriorating industry conditions. In addition, mezzanine debt securities typically are subordinated to substantial amounts of senior debt, all or a significant portion of which may be secured, which means that distributions to mezzanine holders are available only after satisfaction of claims of senior creditors. While the mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of such investments and may benefit from cross-default provisions and security over the assets of the issuer, some or all of such terms may not be part of particular investments.

Second Lien Loans

The Fund may invest in loans that are secured by a second lien on assets. Second lien loans have been a developed market for a relatively short period of time, and there is limited historical data on the performance of second lien loans in adverse economic circumstances. In addition, second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, which may limit their ability to amend their loan documents, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings relating to borrowers, which can materially affect recoveries.

Private Investment Funds

The Fund may invest in Private Investment Funds. As a result, the Fund as an investor in these funds will not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the Private Investment Funds’ investments as such Private Investment Funds’ managers. Investments in Private Investment Funds generally will be illiquid and generally will not have withdrawal rights and will not be able to be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a Private Investment Fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon a private equity fund’s liquidation, the Fund may receive securities that are illiquid or difficult to value. The fees paid by Private Investment Funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Private Investment Fund in addition to the management fees and other expenses paid by the Fund.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(8) INVESTMENT RISKS (cont.)

Closed-End Fund Risk

The Fund may invest in closed-end funds. Closed-end funds are subject to various risks, including management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund’s portfolio during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change.

Units of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock. While leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, closed-end funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a closed-end fund and are in addition to the Fund’s expenses.

(9) FEDERAL INCOME TAX INFORMATION

For the period ended March 31, 2026, there were no federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Fund.

The tax character of distributions paid to Unitholders during the tax year ended March 31, 2026, were as follows:

Period Ended 2026
Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
$152,791	$—	$—	$152,791

As of the tax year ended March 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$204,503	$—	$(390,918)	$2,168,126	$1,981,711

As of March 31, 2026, the Fund had no net capital loss carryforwards (“CLCFs”).

As of March 31, 2026, the cost, gross unrealized appreciation and gross unrealized depreciation on investment securities, for federal income tax purposes, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$92,477,134	$2,340,967	$(172,841)	$2,168,126

599 Fund LLC

Consolidated Notes to Financial Statements — (Continued)

March 31, 2026

(10) UNFUNDED COMMITMENTS

As of March 31, 2026, the Fund had total unfunded commitments of $12,770,506 to Senior Secured Loans and Private Investment Funds. The Fund expects to fulfill unfunded commitments through the use of current liquidity, future distributions from Senior Secured Loans and Private Investment Funds and future shareholder subscriptions.

The Fund’s investments in Senior Secured Loans and Private Investment Funds, along with their corresponding unfunded commitments and other attributes, as of March 31, 2026, are briefly summarized in the table below.

	Total Commitment Amount	Total Unfunded Commitment
ACP Avenu Midco, LLC	$3,000,000	$825,099
AI AGG SPV VII LLC	3,500,000	967,381
Birch Holdings, LP	5,000,000	3,795,794
Blue Raven Solutions, LLC	3,000,000	150,000
DrinkPAK	3,000,000	750,000
Envision Management Holding, Inc.	2,992,786	114,290
GC Waves Holdings, Inc.	2,992,473	931,633
National Resilience Holdco, Inc.	3,723,015	1,732,656
OSR OPCO, LLC	2,994,375	375,000
Quirch Foods, LLC	3,000,000	281,250
Resi Kitchen	3,000,000	195,181
SolomonEdwards Group, LLC	3,000,000	154,286
Springcoast Partners I-A, L.P.	5,000,000	2,397,936
Talent Worldwide Inc.	2,993,000	100,000

(11) TENDER OFFERS

At the sole discretion of the Board, the Fund may offer to repurchase Units pursuant to written tenders by Unitholders. In determining whether the Fund should offer to repurchase Units from Unitholders pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Unitholders request to be repurchased. The Fund generally expects to repurchase its Units with cash, although it will reserve the ability to issue payment for the repurchase of Units through a distribution of portfolio securities.

During the period ended March 31, 2026, the Fund had no repurchase offers.

(12) UNITHOLDER CONCENTRATION

Ownership of more than 25% of the voting securities for a fund creates presumptions of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, the following unitholder was deemed a significant unitholder of the Fund:

Unitholder Name	% of Fund Owned
599 Feeder LP	100%

(13) SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Unitholders and Board of Directors

599 Fund LLC and its subsidiary:

Opinion on the Consolidated Financial Statements

We have audited the accompanying Consolidated statement of assets and liabilities of 599 Fund LLC and its subsidiary (the Fund), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations, changes in net assets, and cash flows for the period from December 1, 2025 (commencement of operations) to March 31, 2026, and the related notes (collectively, the consolidated financial statements) and the financial highlights for the period from December 1, 2025 (commencement of operations) to March 31, 2026. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, changes in its net assets and its cash flows for the period from December 1, 2025 (commencement of operations) to March 31, 2026, and the financial highlights for the period from December 1, 2025 (commencement of operations) to March 31, 2026, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2026, by correspondence with custodians, agent banks and/or counterparties; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Fund’s auditor since 2025.

New York, New York

May 29, 2026

599 Fund LLC
Supplemental Information

March 31, 2026

(unaudited)

Board of Directors and Officers

Directors

Information regarding the members of the Board is set forth below. As set forth in the LLC Agreement, each Director’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Director.

Name, address(1) and birth year	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by the Director	Other Directorships Held by Director
Independent Directors
Mary Moran Zeven (1961)	Director	Indefinite Length – Since Inception	Director, Graduate Program in Banking and Financial Law, Boston University School of Law (2019 – 2022)	1

Trustee, M Funds Inc. (2019 – 2026); Trustee, Wisdom Tree Digital Trust (2022 – present); Trustee, Beacon Pointe Multi-Alternative Fund (2024 – present); Trustee, Booster Income Opportunities Fund (2024 – present); Trustee, 83 Investment Group Income Fund (2024 – present); Trustee, Private Debt & Income Fund (2025 – present); Trustee, Sardis Credit Opportunities Fund (2025 – present); Trustee, IDA Private Access Fund (2025 – present)

Carrie Schoffman (1973)	Director	Indefinite Length – Since Inception	Founder, CPA Concierge Services (tax planning and accounting services) (2020 – present); Tax Accountant, Bree Beers & Associates, PC (2017 – 2021)	1

Trustee, Beacon Pointe Multi – Alternative Fund (2024 – present); Trustee, Booster Income Opportunities Fund (2024 – present); Trustee, 83 Investment Group Income Fund (2024 – present); Trustee, Private Debt & Income Fund (2025 – present); Trustee, Sardis Credit Opportunities Fund (2025 – present); Trustee, IDA Private Access Fund (2025 – present); Trustee, Tortoise Capital Series Trust (2024 – present); Trustee, Tortoise Sustainable & Social Impact Term Fund (July 2025 – November 2025); Trustee, Tortoise Energy Infrastructure Corporation (2025 – present)

599 Fund LLC

Supplemental Information — (Continued)

March 31, 2026

(unaudited)

Name, address(1) and birth year	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by the Director	Other Directorships Held by Director
Clifford N. Schireson (1953)	Director	Indefinite Length – Since Inception	Board of Governors, San Diego City Employees’ Retirement System (2019 – 2025); Board of Governors, San Diego Foundation (2017 – 2025)	1

Trustee, Ultimus Managers Trust (2019 – present); Trustee, Beacon Pointe Multi-Alternative Fund (2024 – present); Trustee, Booster Income Opportunities Fund (2024 – present); Trustee, 83 Investment Group Income Fund (2024 – present); Trustee, Private Debt & Income Fund (2025 – present); Trustee, Sardis Credit Opportunities Fund (2025 – present); Trustee, IDA Private Access Fund (2025 – present)

____________

(1)      The address of each Director is care of the Secretary of the Fund at 599 Lexington Avenue, 37th Floor, New York, NY 10022.

(2)      The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

Officers

The following table sets forth each other officer’s name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board.

Name, address(1) and birth year	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy Nest (1977)	President and Principal Executive Officer	Indefinite Length – Since Inception	Partner, Head of Private Credit, Aksia LLC
Jessica Chase (1970)	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite Length – Since Inception

SVP, Mutual Fund Business Development and Administration, Apex Group (formerly Atlantic Fund Services) (2008 – 2021); Interested Trustee Forum Funds (2018 – 2022); Interested Trustee Forum Funds II and U.S. Global Investors Funds (2019 – 2022); Director, Mutual Fund Operations, Apex Group (2022 – 2023); SVP Relationship Management, Ultimus Fund Solutions (2023 – present)

599 Fund LLC

Supplemental Information — (Continued)

March 31, 2026

(unaudited)

Name, address(1) and birth year	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kent Barnes (1968)	Secretary	Indefinite Length – Since Inception

Chief Compliance Officer, Rafferty Asset Management, LLC (2016 – 2018); Vice President, U.S. Bancorp Fund Services, LLC (2018 – 2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC (2023 – present)

Jack Pfirrman (1993)	Assistant Secretary	Indefinite Length – Since Inception	Associate Counsel, Orphanides and Toner, LLP (2021 – 2022); Associate Legal Counsel, Ultimus Fund Solutions, LLC (2022 – Present)
James Colantino (1969)	Assistant Treasurer	Indefinite Length – Since Inception

Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012 – 2020); Assistant Treasurer of the Trust (2006 – June 2017)

Brian Curley (1976)	Assistant Treasurer	Indefinite Length – Since Inception

Vice President, Ultimus Fund Solutions, LLC (2020 – present); Vice President, Gemini Fund Services, LLC (2015 – 2020), Assistant Vice President, Gemini Fund Services, LLC (2012 – 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008)

Chad Bitterman (1972)	Chief Compliance Officer	Indefinite Length – Since Inception	Compliance Officer, Northern Lights Compliance Services, LLC (2010 – present)

____________

(1)      The address of each officer is care of the Secretary of the Fund at 599 Lexington Avenue, 37th Floor, New York, NY 10022.

599 Fund LLC

Supplemental Information — (Continued)

March 31, 2026

(unaudited)

Investment Advisory Approval Agreement

In connection with the Board meeting held on September 25, 2025, the Board, including a majority of the Independent Directors, discussed the approval of a management agreement between the Fund and the Adviser, with respect to the Fund (the “Investment Advisory Agreement”).

The Directors were assisted by legal counsel throughout the review process. The Directors relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Directors reviewed materials prepared by the Adviser.

In deciding on whether to approve the Investment Advisory Agreement, the Directors considered numerous factors, including:

Nature, Extent and Quality of Services.    The Directors reviewed materials provided by the Adviser regarding the nature, extent and quality of the services to be provided to the Fund by the Adviser, including an overview of the Adviser and the personnel that would perform services for the Fund. The Directors reviewed the most recent Form ADV for the Adviser and considered the qualifications, background and responsibilities of the members of the Adviser’s portfolio management team who would oversee the day-to-day investment management and operations of the Fund.

Performance.    The Directors considered that the Fund is newly formed and, as such, does not have a record of prior performance to submit at the Meeting. The Adviser provided 1 year, 5 year, 10 year and since inception information for the Fund’s expected benchmark and 1 year and since inception information for a fund with a similar strategy and structure to the Fund. The Board discussed the comparative performance between the comparative fund and benchmark, noting the comparative fund outperformed the benchmark. The Directors concluded that, based on the Fund’s investment strategy, the Adviser’s presentation, and comparative performance data, the Adviser had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses.    The Directors next considered information regarding the proposed management fee for the Fund. They compared the Fund’s proposed management fee to expense information for the Fund’s peer group and category, as presented by the Adviser, noting that the proposed management fee was below peer group and category average. Upon further consideration and discussion of the foregoing, the Board determined that the fee to be paid to the Adviser was fair and reasonable in relation to the nature and quality of the services to be provided by the Adviser and that it reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability.    The Directors considered the Adviser’s anticipated profitability. The Directors considered that the Fund is not yet operational, and no record of profitability exists. The Directors also took into account the Adviser’s estimated costs of managing the Fund and information provided by the Adviser regarding its financial condition. It was noted that the Adviser does not anticipate making a profit within the first two years of operations.

Economies of Scale.    The Directors considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Directors noted that the Fund would not immediately realize economies of scale upon launch. The Adviser does not intend to implement an expense limitation agreement or any breakpoints for the Fund at this time. However, the only payments anticipated to be made to the Adviser by the Fund are the advisory fees. Additionally, the Adviser anticipates seeing non-tangible, reputational benefits as the Fund develops, positively impacting the Adviser. The Directors noted that the management fee is structured in a way to focus on cost efficiency and value.

Conclusion.    The Directors, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the proposed Advisory Agreement, with the Independent Directors having met in executive session with counsel, determined that approval of the Advisory Agreement for an initial two-year term is in the best interests of the Fund and its future investors.

599 Fund LLC
Privacy Notice

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1- (833) 709-4984

599 Fund LLC

Privacy Notice — (Continued)

Who we are
Who is providing this notice?	The Fund
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•        Open an account

•        Provide account information

•        Give us your contact information

•        Make deposits or withdrawals from your account

•        Make a wire transfer

•        Tell us where to send the money

•        Tells us who receives the money

•        Show your government-issued ID

•        Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•        Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•        Affiliates from using your information to market to you

•        Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 833-709-4984 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov.

599-AR26

(b)    Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2.       Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 19(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.       Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2)	The audit committee financial expert is Carrie Schoffman who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)     Audit Fees:

2026 $110,000

The fees relate to the audit of the registrant’s annual financial statements paid to KPMG LLP.

(b)    Audit-Related Fees:

2026 $0

(c)     Tax Fees:

2026 $14,700

The fees relate to the preparation of the registrant’s tax returns and review of income and capital gain distribution calculations paid to KPMG LLP.

(d)    All Other Fees:

2026 $0

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.
(e)(2)	No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable as less than 50%.

(g)    2026 $14,700

These aggregate fees were billed in the Reporting Period for non-audit services by the principal accountant to the Registrant and Fund Management.

(h)    Not applicable.

(i)     Not applicable.

(j)     Not applicable.

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

(a)     The Consolidated Schedule of Investments in Securities of unaffiliated issuers is included as part of the Financial Statements filed under Item 1(a) of this Form.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Investment Advisory Contract, if approved by the Board of Directors in the most recent half-year, is a part of the Financial Statements filed under Item 1(a) of this Form.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures for 599 Fund LLC (the “Fund”)

A.     General

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

In addition to processing and voting proxies for its Investment Management Clients, Aksia LLC (“Aksia”) also reviews amendments, consent requests, election requests, rights of first offers/refusals, and other similar proposals by underlying funds in which Non-Discretionary Advisory Clients or Investment Management Clients invest (collectively, the “Amendments”). With respect to its Investment Management Clients, Aksia processes and votes on such Amendments and with respect to certain of Aksia’s Non-Discretionary Advisory Clients that have contracted for or specifically requested such services, Aksia makes recommendations regarding voting proxies and Amendments.

B.     Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Aksia has discretion to vote the proxies of its Investment Management Clients, it will vote those proxies in the best interest of such Investment Management Clients and in accordance with these policies and procedures. Similarly, when Aksia votes for Amendments for its Advisory Clients or makes recommendations regarding proxies or amendments to its Non-Discretionary Advisory Clients, it will do so in the best interest of each Client in accordance with these policies and procedures.

C.     General Proxy and Amendment Procedures

Upon receipt of an Amendment/Proxy request, the Client Operations team will first determine if any of the relevant clients has a veto right that is implicated by the requested Amendment/Proxy. If so, the Client Operations team will initiate the Amendment/Proxy process and the voting Portfolio Team/Client Team member will withhold their vote until the veto process has been completed.

If there are no veto rights implicated by the Amendment/Proxy, the Client Operations team will review the request in light of the guidelines set forth in the Amendment/Proxy Voting Charter (‘the Charter”). If one of the guidelines applies, the Client Operations team will vote the Amendment/Proxy in accordance with the guidelines.

If none of the guidelines apply, individuals designated as Amendment/Proxy voters in the Charter will vote on the Amendment/Proxy.

Decisions on an Amendment/Proxy will be determined by a majority of voters. Voters will review relevant documents (including client-specific considerations if conveyed to Aksia in writing). Voters may consult Aksia’s Legal & Compliance and/or Document Review teams as necessary as part of the decision-making process. Amendment/Proxy decisions will be documented via Cedric. Once a determination is made and documented (together with the rationale therefore), with respect to investment management Clients, Aksia will process the Amendment/Proxy. With respect to advisory clients, the Client Operations team will convey Aksia’s recommendation to the client.

To the extent there is a potential conflict of interest among Aksia clients with respect to the Amendment/Proxy, e.g., a vote either for or against the proposed Amendment/Proxy by one client could potentially impact an investment decision under consideration by or on behalf of another client, the voting members of each Portfolio Team/Client Team should escalate the matter to the Chief Compliance Officer.

An Investment Management Client that wishes to direct its vote in a particular solicitation shall give reasonable prior written notice to Aksia indicating such intention and provide written instructions directing Aksia’s vote in regard to the particular solicitation. Where such prior written notice is received, Aksia will vote proxies in accordance with such written instructions received from the Investment Management Client, provided that such instructions are provided to Aksia in a timely manner.

The Client Operations team will maintain a record of all Amendments and proxies received and the decisions made by the Amendment/Proxy Committee.

D.     Conflicts of Interest

1.      Conflicts between Aksia Clients

If Aksia is reviewing the same Amendment or proxy for two or more Clients and a vote is required per the amendment guidelines set forth by the Amendment Committee, any determination made in respect of each such Client will require the approval of (a) a member of the Client’s advisory team/portfolio team (the same advisory team member cannot represent more than one client) and (b) a member of Aksia’s Compliance team. Determinations may differ from Client to Client and will be based on each Client’s particular circumstances.

The CCO shall maintain a written record of the method used to resolve a material conflict of interest.

2.      Conflicts between Aksia and its Clients

With respect to proxies, Compliance will identify any conflicts that exist between the interests of Aksia and its Investment Management Clients.

If a material conflict exists, Aksia will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Investment Management Client. Aksia will also disclose the conflict to the affected Investment Management Clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Investment Management Clients the opportunity to opine on the vote decision themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Aksia determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Aksia will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, Aksia will vote the proxies solely in accordance with the policies outlined herein.

E.     Disclosures

Aksia shall include a written description of this policy in Part 2A of Form ADV.

F.      Proxy Voting Information

Aksia shall, upon the request of an Aksia client or fund investor, provide such client or investor with information regarding how Aksia has responded to proxy requests. If a Client requests this information, the Head of Client Operations and Risk Management or their designee will prepare a written response to the Client that lists, with respect to each voted proxy about which the Client has inquired, (a) the name of theissuer; (b) the proposal voted upon, and (c) how Aksia voted the Client’s proxy.

G.     Recordkeeping

In accordance with the record-keeping rules applicable to a registered investment adviser, Aksia will maintain the documentation described in the following section for a period of not less than five (5) years:

•        Client requests to review proxy votes, and Aksia’s responses thereto;

•        These Proxy Voting Policies and Procedures;

•        Proxy statements and related materials received regarding client securities, provided, however, that Aksia may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.;

•        Records memorializing how Aksia voted;

•        Any documents created by Aksia that were material to a proxy voting decision or that memorialized the basis for such a decision; and

•        Documentation relating to the identification and resolution of conflicts of interest relating to such proxies.

H.     Review

Compliance will aim to review at least annually the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers.

As of March 31, 2026, Timothy Nest and Joshua Hemley are the Fund’s portfolio managers and oversee the day-to-day investment operations of the Fund. The biographical information for Mr. Nest and Mr. Hemley is presented below.

Timothy Nest, CFA

Tim is a Partner and Co-Head of Private Credit of the Adviser and has over 25 years of experience in alternative investments, with a primary focus on private markets and credit. He oversees the Adviser’s global private credit investment research platform and works with a broad group of global investors focused on the private credit asset class. His team focuses on sourcing, screening, evaluating, and monitoring credit-oriented investments accessed across a variety of structures, including primaries, co-investments/directs, and secondaries.

Prior to joining Aksia, Tim helped manage and invest capital for a credit-oriented secondary investment fund manager called Frontier Capital. Transaction types reviewed and completed included direct loan portfolio purchases, individual credit purchases on a secondary basis, indirect credit portfolio and single name portfolio purchases, fund liquidations/claims, and NAV loans. Prior to that, Tim worked for GSC Group, focusing on two credit-based funds including the firm’s distressed corporate credit and structured credit strategies. Notably, Tim helped raise capital for a distressed structured credit vehicle in the wake of the financial crisis. Tim started his career working on various investment banking, financial advisory, and valuation assignments for a range of corporate and PE sponsor clients.

Tim graduated from Boston College with a BS in Finance and Information Systems (dual degree). He holds an MBA in Corporate Finance and Law and Business from the Leonard N. Stern School of Business at New York University with specializations in Corporate Finance and Law and Business. He is a CFA charterholder.

Joshua Hemley

Josh is a Partner and Co-Head of Private Credit of the Adviser and has over 16 years of experience in alternative investments. He leads the private credit global investment business, overseeing due diligence for direct credit/co-investment, secondary, and select primary fund opportunities. Josh also works with global investors focused on private credit, guiding strategic portfolio construction and management, while offering tailored investment decision advice. Josh serves on several private credit advisory boards.

Additionally, Josh is a key thought leader at the Adviser where he directs initiatives across functions, including marketing, structuring, and legal. Prior to his current role, Josh was integral in establishing the Adviser’s private credit platform, leading investment efforts in private real estate credit and structured credit. He started his career at Aksia in 2008 and is a member of the Private Credit and Real Estate Co-investment Investment Committees.

Josh graduated with honors from the University of Chicago with a BA in Economics.

(a)(2)	Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

The portfolio managers primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Timothy Nest
Registered Investment Companies	2	$1.37	0	$—
Other Pooled Investment Vehicles	14	$6.13	6	$2.25
Other Accounts	28	$15.19	4	$1.43
Joshua Hemley
Registered Investment Companies	2	$1.37	0	$—
Other Pooled Investment Vehicles	12	$5.03	6	$2.25
Other Accounts	8	$2.76	3	$1.43

The portfolio managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the portfolio managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with the Adviser or any of its affiliates.

The Fund’s portfolio managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

(a)(3)	Portfolio Manager Compensation.

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of the Adviser are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests.

The portfolio managers have ownership and financial interests in and may receive compensation and/or variable profit distributions from, the Adviser based on the Adviser’s financial performance, such as its overall revenues and profitability. The portfolio managers’ compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Adviser impacts the Adviser’s financial performance.

(a)(4)	Portfolio Manager Ownership of Equity Securities.

The following table shows the dollar range of equity securities in the Fund beneficially owned by the portfolio managers as of March 31, 2026.

Name	Aggregate Dollar Range of Equity Securities in the Fund
Timothy Nest	None
Joshua Hemley	None

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.     Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16.     Controls and Procedures.

(a)     The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting. Management identified a material weakness in internal control with respect to the valuation process and is currently evaluating such controls and procedures. Any changes implemented will be reported in the September 2026 Form N-CSR.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.     Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable
(a)(3)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(b)    The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	599 FUND LLC
By (Signature and Title)*	/s/ Timothy Nest
Timothy Nest, President and Principal Executive Officer
Date	June 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Timothy Nest
Timothy Nest, President and Principal Executive Officer
Date	June 4, 2026
By (Signature and Title)*	/s/ Jessica Chase
Jessica Chase, Treasurer and Principal Financial Officer
Date	June 2, 2026

____________

*        Print the name and title of each signing officer under his or her signature.